INNOVATE Corp. ™ 2025 INNOVATE Corp. Q1 2025 Earnings Release Supplement May 6, 2025

INNOVATE Corp. ™ 2025 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding INNOVATE’s plans and expectations for future growth and ability to capitalize on potential opportunities, the achievement of INNOVATE’s strategic objectives, expectations for performance of new projects and realization of revenue from the backlog at DBMG and the Infrastructure segment, anticipated success from the continued sale of new products in the Life Sciences segment, necessary regulatory approvals of products and potential applications of the TGFR with clinicians in the Life Sciences segment, potential commercial opportunities in datacasting and the deployment of new technologies in the Spectrum segment, our ability to remain in compliance with the NYSE's continued listing standards, and changes in macroeconomic and market conditions and market volatility, including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on INNOVATE’s financial position. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but these statements are not guarantees of performance, results or the creation of stockholder value and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: our dependence on distributions from our subsidiaries to fund our operations and payments on our obligations; our ability to continue operating as a going concern; the impact on our business and financial condition of our substantial indebtedness and any significant additional indebtedness and other financing obligations we may incur; our possible inability to raise additional capital when needed or refinance our existing debt, on attractive terms, or at all; our dependence on the retaining and recruitment of key personnel; volatility in the trading price of our common stock; the impact of potential supply chain disruptions, labor shortages and increases in overall price levels, including in steel and transportation costs; interest rate environment; developments relating to the ongoing hostilities in Ukraine and Israel; increased competition in the markets in which our operating segments conduct their businesses; our ability to successfully identify any strategic acquisitions or business opportunities; uncertain global economic conditions in the markets in which our operating segments conduct their businesses; changes in regulations and tax laws; covenant noncompliance risk; tax consequences associated with our acquisitions, holding and disposition of target companies and assets; the ability of our operating segments to attract and retain customers; our expectations regarding the timing, extent and effectiveness of any cost reduction initiatives and management’s ability to moderate or control discretionary spending; our expectations and timing with respect to any strategic dispositions and sales of our operating subsidiaries, or businesses; and the possibility of indemnification claims arising out of divestitures of businesses. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

INNOVATE Corp. ™ 2025 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), including Total Adjusted EBITDA (excluding discontinued operations, if applicable) and Adjusted EBITDA for its operating segments. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Adjusted EBITDA Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-U.S. GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) attributable to INNOVATE Corp., excluding: discontinued operations, if applicable; depreciation and amortization; other operating (income) loss, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, (gains) losses on lease modifications, asset impairment expense and Federal Communications Commission reimbursements; interest expense; other (income) expense, net; income tax expense (benefit); non-controlling interest; share-based compensation expense; and realignment and exit costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable; however, there can be no assurance information so presented will prove accurate in whole or in part.

INNOVATE Corp. ™ 2025 First Quarter 2025 Highlights 4 ■ DBM Global Inc. ("DBMG") added over $500 million in new awards to adjusted backlog and ended the first quarter with an adjusted backlog of $1.4 billion. ■ MediBeacon® Transdermal GFR System received U.S. Food and Drug Administration (“FDA”) approval to assess kidney function, as well as device approval in China. ■ R2 Technologies, Inc. ("R2") grew revenue 210% to $3.1 million over the prior year period. ■ Spectrum reported first quarter revenue of $6.2 million and Adjusted EBITDA of $1.4 million. DBMG achieves strong backlog growth; R2 positioned for continued growth through backlog and expansion of global footprint; Spectrum to benefit from demand for diverse and accessible content delivery methods.

Segment Highlights

INNOVATE

Infrastructure Highlights

DBM GLOBAL

- Reported backlog and total adjusted backlog(1) of $1.4B.
- Added over $500M of new awards to adjusted backlog(1) during the first quarter.
- Gross margin expanded again in the first quarter over the prior year period to 15.6%.

Life Sciences Highlights

PANSEND

MediBeacon

- The MediBeacon® Transdermal GFR System received FDA approval to assess kidney function, as well as device approval in China.

R2 Technologies

- R2 kicked off 2025 by tripling its year-over-year revenue.
- R2 continued its global footprint expansion into new markets by entering into distribution agreements with Spain, France, UK, and several countries in South America.

Spectrum Highlights

HC2 Broadcasting

- Broadcasting signed a contract with Marathon Ventures to distribute two new, vibrant over-the-air ("OTA") networks - Nosey and Confess.
- Pursuing commercial opportunities in datacasting together with a major mobile network operator.

(1) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

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Q1 2025 QTD Financial Highlights

INNOVATE

Revenue

($ millions)		1Q25		1Q24
Infrastructure	$	264.9	$	307.9
Life Sciences		3.1		1.0
Spectrum		6.2		6.3
Consolidated INNOVATE	**$**	**274.2**	**$**	**315.2**

Net income (loss) Attrib. to INNOVATE Corp. & Adjusted EBITDA

	1Q25				1Q24			
($ millions)		NI[1]		Adjusted EBITDA[2]		NI[1]		Adjusted EBITDA[2]
Infrastructure	$	4.6	$	16.7	$	4.4	$	18.3
Life Sciences		(7.6)		(8.7)		(4.5)		(4.2)
Spectrum		(5.4)		1.4		(4.8)		1.6
Non-Operating Corporate		(16.1)		(2.2)		(12.5)		(2.9)
Other & Eliminations		—		—		—		—
Consolidated INNOVATE	**$**	**(24.5)**	**$**	**7.2**	**$**	**(17.4)**	**$**	**12.8**

Consolidated Q1 Results

- Revenue decreased $41.0M or 13.0% primarily driven by our Infrastructure segment, which was partially offset by an increase at our Life Sciences segment. The decrease at our Infrastructure segment was primarily driven by the timing and size of projects at Banker Steel and the industrial maintenance and repair business, including the effect of changes in estimated costs to complete those projects recognized in the ordinary course of business in the comparable period, which also had increased activity in the prior year on certain large commercial construction projects that have since been completed or are nearing completion in the current period. This was partially offset by an increase at DBMG's commercial structural steel fabrication and erection business as a result of an increase in project work. The increase at our Life Sciences segment was attributable to R2, driven by an increase in unit sales of both Glacial fx and Glacial Rx systems and an increase in consumable sales in North America, as well as an increase in Glacial Spa unit sales, consumable sales and Glacial fx unit sales outside North America.
- Net loss attributable to INNOVATE Corp. of $24.5M
- Adjusted EBITDA[2] decreased by $5.6M to $7.2M primarily driven by our Life Sciences and Infrastructure segments, which was partially offset by our Non-Operating Corporate segment.

Infrastructure

- Net Income of $4.6M[1]
- Adjusted EBITDA[2] down $1.6M year-over-year primarily driven by a decrease in revenue at both Banker Steel and the industrial maintenance and repair businesses due to timing of certain large commercial construction projects that have since been completed or are nearing completion in the current period. The decrease was partially offset by an increase in gross margins at the industrial maintenance and repair business and an increase in gross profit at DBMG's commercial structural steel fabrication and erection business due to an increase in project work, as well as a decrease in recurring SG&A, primarily as a result of decreases in professional and consulting fees and compensation-related and travel expenses, partially offset by an increase in computer and software-related costs in the current period.
- Reported and adjusted[3] backlog of $1.4B, compared to reported and adjusted[3] backlog of $1.0B and $1.1B, respectively, at December 31, 2024.

Life Sciences

- Revenue of $3.1M attributable to R2, which is up $2.1M or 210.0%, driven by an increase in unit sales of both Glacial fx and Glacial Rx systems and an increase in consumable sales in North America, as well as an increase in Glacial Spa unit sales, consumable sales and Glacial fx unit sales outside North America.
- Adjusted EBITDA[2] losses up $4.5M year-over-year primarily due to higher equity method losses recognized from our investment in MediBeacon as a result of equity changes that resulted from the milestone payments received from Huadong following the FDA approval and an increase in selling costs at R2 due to the increase in unit sales. The increase in Adjusted EBITDA loss was partially offset by an increase in gross profit at R2, driven by the increase in revenue.

Spectrum

- Net Loss of $5.4M[1]
- Adjusted EBITDA[2] decreased slightly by $0.2M year-over-year, primarily driven by the termination of a few networks and individual markets, which was partially offset by the launch of new networks subsequent to the comparable period.

Non-Operating Corporate

- Adjusted EBITDA[2] losses down $0.7M primarily driven by a decrease in legal fees due to legal matters settled subsequent to the comparable period.

First Quarter Consolidated Revenue and Adjusted EBITDA[2] of $274.2 million and $7.2 million, respectively

(1) Net income (loss) attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(3) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

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Segment Highlights - Infrastructure

DBM Global ("DBMG")

Overview

- 14.0% revenue decrease primarily driven by the timing and size of projects at Banker Steel and the industrial maintenance and repair business, including the effect of changes in estimated costs to complete those projects recognized in the ordinary course of business in the comparable period, which also had increased activity in the prior year on certain large commercial construction projects that have since been completed or are nearing completion in the current period. This was partially offset by an increase at DBMG's commercial structural steel fabrication and erection business as a result of an increase in project work.
- Adjusted EBITDA(2) decrease was primarily driven by a decrease in revenue at both Banker Steel and the industrial maintenance and repair businesses due to timing of certain large commercial construction projects that have since been completed or are nearing completion in the current period. The decrease was partially offset by an increase in gross margins at the industrial maintenance and repair business and an increase in gross profit at DBMG's commercial structural steel fabrication and erection business due to an increase in project work, as well as a decrease in recurring SG&A, primarily as a result of decreases in professional and consulting fees and compensation-related and travel expenses, partially offset by an increase in computer and software-related costs in the current period.
- Reported backlog and adjusted backlog, which takes into consideration awarded but not yet signed contracts, of $1.4B.

Near-Term Focus

- Convert backlog to revenue while assessing additional opportunities to add to backlog in the commercial and industrial sectors as they come to market.
- Continues to see sizable projects and opportunity in the market and its pipeline for 2025.

Financials

($ millions)		1Q25		1Q24
Revenue	$	264.9	$	307.9
Net Income(1)	$	4.6	$	4.4
Adjusted EBITDA (2)	$	16.7	$	18.3

Trending Backlog

($ millions)



1,500
1,000
500
~$1,400.5
$939.1
$822.7
$916.1
$957.2
$1,369.9
1Q24
2Q24
3Q24
4Q24
1Q25
Backlog
Adjusted Backlog

(1) Net income attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
All data as of March 31, 2025 unless otherwise noted.

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Segment Highlights - Life Sciences

Pansend Life Sciences ("Pansend")

R2 Technologies, Inc. ("R2")

- R2 grew revenue **210%** over the prior year quarter
- R2 experienced gross system unit sales growth of **109%** over the prior year quarter in North America.
- R2 experienced gross system unit sales growth of **163%** over the prior year quarter worldwide.
- **136%** increase in patients treated.
- **42%** increase in average monthly utilization per Glacial provider.
- 1Q25 LTM Revenue of $11.9M compared to $3.8M in the comparable period

MediBeacon

- The U.S. Food and Drug Administration ("FDA") approved the MediBeacon® TGFR for the assessment of kidney function in patients with normal or impaired renal function.
- The National Medical Products Administration ("NMPA") in China approved the MediBeacon® TGFR Monitor and TGFR Sensor for the assessment of kidney function in patients with normal or impaired renal function. Lumitrace® (relmapirazin) injection, categorized as a drug in China, is under review and is targeted for approval in late 2025.

R2 Trending Revenue

($ millions)



$0.7
$0.6
$1.5
$1.0
$1.7
$3.0
$4.1
$3.1
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

Summary of Investments[1]

Company	Investment to Date	Equity %	Fully Diluted %
R2 Technologies[2]	$68.0M	81.0%	72.6%
MediBeacon	$38.0M	44.7%	39.7%
Genovel	$4.2M	80.0%	75.2%
Triple Ring	$0.9M	7.2%	1.6%
Scaled Cell Solutions	$0.9M	20.1%	20.1%

(1) Investment-to-date totals and equity ownership percentages are as of March 31, 2025.

(2) R2 fully diluted ownership percentage does not take into account the potential note conversion into Series E preferred shares.

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Segment Highlights - Spectrum

HC2 Broadcasting ("Broadcasting")

HC2 Broadcasting

Overview

- Delivered first quarter revenue and adjusted EBITDA mostly in line with expectations.
- Signed a contract with Marathon Ventures to distribute two new, vibrant over-the-air ("OTA") networks - Nosey and Confess.
- In March, filed a petition with the Federal Communications Commission (FCC) to allow low-powered TV stations to voluntarily convert to 5G broadcast technology.

Financials

($ millions)	1Q25	1Q24
Revenue	$ 6.2	$ 6.3
Net Loss(1)	$ (5.4)	$ (4.8)
Adjusted EBITDA (2)	$ 1.4	$ 1.6

Near-Term Focus

- Continuing to pursue commercial opportunities in data casting.
- Preparations are underway for the ATSC 3.0 light housing to go live at KERA, the Dallas PBR station, in the second quarter.

Operating Stations Mix

	1Q25
Low Power Television ("LPTV")	200
Class A stations	53
Full-Power stations	3
Total Operating Stations	256

(1) Net loss attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

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INNOVATE Corp. ™ 2025 (1) Debt Maturity Profile excludes Preferred Stock and operating leases (2) Debt Amortization and Maturity Profile chart presents debt annual amortization and maturity payments, excluding exit fees and interest payments (3) Excludes restricted cash Debt Summary(1) ($ millions) Maturity Mar-25 Dec-24 8.50% Senior Secured Notes 2026 $ 330.0 $ 330.0 7.50% Convertible Senior Notes 2026 48.9 48.9 Line of Credit 2025 20.0 20.0 CGIC Unsecured Note 2026 31.0 31.0 Infrastructure Debt 2025 & 2026 147.2 144.7 Spectrum Debt 2025 69.7 69.7 Life Science Debt 2025 25.2 24.0 Total Principal Outstanding $ 672.0 $ 668.3 Unamortized OID and DFC (8.6) (5.5) Total Debt $ 663.4 $ 662.8 Cash & Cash Equivalents(3) 33.3 48.8 Net Debt $ 630.1 $ 614.0 Current Credit Picture 10 Debt Amortization and Maturity Profile $171.8 $500.2 Holdco Infrastructure Spectrum Life Science 2025 2026 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 ($ millions) (2)

INNOVATE Corp. ™ 2025 Appendix Select GAAP Financials & Non-GAAP Reconciliations

INNOVATE Corp. ™ 2025 INNOVATE Selected GAAP Financials Income Statement - Unaudited (in millions) Three Months Ended March 31, 2025 2024 Revenue $ 274.2 $ 315.2 Cost of revenue 228.7 266.6 Gross profit 45.5 48.6 Operating expenses: Selling, general and administrative 37.8 39.5 Depreciation and amortization 4.4 4.4 Other operating (income) loss (0.1) 1.9 Income from operations 3.4 2.8 Other (expense) income: Interest expense (20.2) (17.2) Loss from equity investees (5.9) (1.2) Other income (expense), net 4.0 (1.2) Loss from operations before income taxes (18.7) (16.8) Income tax expense (7.1) (3.3) Net loss (25.8) (20.1) Net loss attributable to non-controlling interests and redeemable non-controlling interests 1.3 2.7 Net loss attributable to INNOVATE Corp. (24.5) (17.4) Less: Preferred dividends 0.3 0.3 Net loss attributable to common stockholders and participating preferred stockholders $ (24.8) $ (17.7) 12

INNOVATE Corp. ™ 2025 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three Months Ended March 31, 2025 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 4.6 $ (7.6) $ (5.4) $ (16.1) $ — $ (24.5) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 3.1 0.1 1.2 — — 4.4 Depreciation and amortization (included in cost of revenue) 3.5 — — — — 3.5 Other operating income (0.1) — — — — (0.1) Interest expense 2.1 4.5 3.7 9.9 — 20.2 Other (income) expense, net (0.3) (4.5) 2.2 (1.4) — (4.0) Income tax expense 2.3 — — 4.8 — 7.1 Non-controlling interest 0.4 (1.4) (0.3) — — (1.3) Share-based compensation expense — 0.2 — 0.6 — 0.8 Realignment and exit costs 1.1 — — — — 1.1 Adjusted EBITDA $ 16.7 $ (8.7) $ 1.4 $ (2.2) $ — $ 7.2

INNOVATE Corp. ™ 2025 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Three Months Ended March 31, 2024 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 4.4 $ (4.5) $ (4.8) $ (12.5) $ — $ (17.4) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 3.0 0.1 1.3 — — 4.4 Depreciation and amortization (included in cost of revenue) 4.0 — — — — 4.0 Other operating loss 1.6 — — 0.3 — 1.9 Interest expense 2.7 0.9 3.4 10.2 — 17.2 Other (income) expense, net (0.8) 2.0 2.0 (2.0) — 1.2 Income tax expense 2.5 — — 0.8 — 3.3 Non-controlling interest 0.4 (2.8) (0.3) — — (2.7) Share-based compensation expense — 0.1 — 0.3 — 0.4 Realignment and exit costs 0.5 — — — — 0.5 Adjusted EBITDA $ 18.3 $ (4.2) $ 1.6 $ (2.9) $ — $ 12.8